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                                                                   EXHIBIT 10.37


                       THIRD AMENDMENT TO CREDIT AGREEMENT


         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment"), is made on this 28th day of December, 2005, by and between MEADOWBROOK INSURANCE GROUP, INC. (the "Company"), and LASALLE BANK MIDWEST NATIONAL ASSOCIATION, a national banking association (the "Lender"), and is based upon the following:

                                    Recitals

         A. Company executed and delivered to Lender's predecessor-in-interest, Standard Federal Bank National Association, a certain Revolving Note (the "Promissory Note"), a certain Credit Agreement (the "Credit Agreement") and other related documents (together with the Promissory Note and the Credit Agreement, collectively, the "Loan Documents"), each dated as of November 12, 2004, evidencing, securing or relating to a certain revolving loan from Lender to Company in an amount not to exceed Twenty-Five Million and 00/100 Dollars ($25,000,000.00) (the "Loan").

         B. On or about May 20, 2005, Company executed and delivered to Lender a certain Amendment to Credit Agreement (the "First Amendment"), modifying the financial covenants applicable to the Loan.

         C. On or about September 8, 2005, Company executed and delivered to Lender a certain Second Amendment to Credit Agreement (the "Second Amendment"), further modifying the Loan Documents.

         D. Company and Lender desire to amend the terms of the Loan Documents, as more particularly provided herein.

         E. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Documents.

                                    Agreement

         Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of Lender and Company and further, in consideration of the mutual covenants, promises, and agreements and subject to the terms, provisions, and conditions contained herein, the parties hereto hereby agree as follows:

         1.       Credit Agreement.

                  (a) Section 1.1 of the Credit Agreement is hereby amended by replacing the current definition of "Hedging Obligation" with the following:


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                           Hedging Obligation means, with respect to any Person,
                  any liability of such Person under any Hedging Agreement.

                  (b) Section 1.1 of the Credit Agreement is hereby further amended by removing the last sentence of the definition of "Subsidiary" so that the definition reads as follows:

                           Subsidiary means, with respect to any Person, a
                  corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of outstanding Capital Securities as have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company.

         2.       Loan Documents.

                  (a) Except as specifically modified or amended by the First Amendment, Second Amendment or this Third Amendment, the Loan Documents, and all of the terms, covenants, conditions, and provisions thereof, are hereby ratified and confirmed in their entirety and shall remain in full force and effect.

                  (b) The Loan Documents are hereby ratified and affirmed by Company and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loan and the obligations of Company in the Loan Documents.

         3.       Company's Representations and Warranties.

                  (a) No default, event of default or event of acceleration under any of the Loan Documents, as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default, an event of default or event of acceleration under the Loan Documents, as modified herein, has occurred and is continuing.

                  (b) There has been no material adverse change in the financial condition of Company or any other person whose financial statement has been delivered to Lender in connection with the Loan from the most recent financial statements received by Lender.

                  (c) Each and all representations and warranties of Company in the Loan Documents are accurate on the date hereof, continue to be satisfied in all respects and are valid and binding obligations with the same force and effect as if entirely restated in this Third Amendment.

                  (d) Company has no claims, counterclaims, defenses or set-offs with respect to the Loan or the Loan Documents, as modified herein.

                  (e) The Loan Documents, as modified herein, are the legal, valid and binding obligations of Company, enforceable against Company in accordance with their terms.


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         5.       Company's Covenants. Company covenants with Lender:

                  (a) Company shall execute, deliver and provide to Lender such additional agreements, documents and instruments as are reasonably required by Lender to effectuate the intent of this Third Amendment.

                  (b) Contemporaneously with the execution and delivery of this Third Amendment, Company has paid to Lender:

                           (i) All accrued and unpaid interest under the
                  Promissory Note and all amounts, other than interest and principal, due and payable by Company under the Loan Documents as of the date hereof.

                           (ii) All the external costs and expenses incurred by
                  Lender in connection with this Third Amendment (including, without limitation, outside attorneys and appraisal, appraisal review, processing, title, filing and recording costs, expenses and fees).

         6.       Miscellaneous.

                  (a) Lender shall not be bound by this Third Amendment until
         (i) Lender has executed and delivered this Third Amendment, and (ii) Company has performed all of the obligations of Company under this Third Amendment to be performed contemporaneously with the execution and delivery of this Third Amendment.

                  (b) This Third Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective representatives, successors, and assigns; provided, however, that Company may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

                  (c) The invalidity or unenforceability of a particular provision of this Third Amendment shall not affect the other provisions hereof, and this Third Amendment shall be construed in all respects as if such invalid or unenforceable provision were omitted.

                  (d) The Loan Documents, as modified herein, contain the complete understanding and agreement of Company and Lender in respect of the Loan and supersede all prior representations, warranties, agreements, arrangements, understandings and negotiations. No provision of the Loan Documents, as modified herein, may be changed, discharged, supplemented, terminated or waived except in a writing signed by the parties thereto.

                  (e) This Third Amendment shall be governed by and construed in accordance with the laws of the State of Michigan, without giving effect to conflicts of law principles that would require the application of the laws of another state.

                  (f) This Third Amendment shall be deemed controlling in the event of any inconsistency, ambiguity or conflict between the terms of this Third Amendment and the terms contained in the Promissory Note, the Credit Agreement and the Loan Documents.



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                  (g) This Third Amendment may be executed in one or more
         counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Third Amendment to physically form one document.









                  [Remainder of Page Intentionally Left Blank]


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         The undersigned have executed this Third Amendment on the date first above written.



                                    COMPANY:

                                    MEADOWBROOK INSURANCE GROUP, INC.

                                             /s/ Karen M. Spaun
                                    -------------------------------------------
                                    By:      Karen M. Spaun
                                    Its:     Sr Vice President & CFO


                                    LENDER:

                                    LASALLE BANK MIDWEST NATIONAL ASSOCIATION, a national banking association

                                             /s/ Laura M. Kalil
                                    --------------------------------------------
                                    By:     Laura M. Kalil
                                    Its:    First Vice President


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